SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 18, 2004

(Date of Earliest Event Reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-13990 (Commission File Number)	54-1589611 (IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of Principal Executive Offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code:

(804) 267-8000

Item 5.

Other Events and Regulation FD Information.

On February 18, 2004, the Registrant adopted amended and restated Bylaws (the “Bylaws”).  The complete text of the Bylaws is filed as an exhibit to this Report.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.

Description

3.1

Bylaws of the Registrant (Amended and Restated February 18, 2004)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.

(Registrant)

Date:

February 20, 2004

By: /s/ G. William Evans

G. William Evans

Chief Financial Officer

Exhibit Index

Exhibit No.

Description

3.1

Bylaws of LandAmerica Financial Group, Inc. (Amended and Restated February 18, 2004).